EXHIBIT 10c

               UGOMEDIA INTERACTIVE TM
               CORPORATION

               3400 W. Desert Inn Rd., Ste. 13
               Las Vegas, NV 89102
Project        Phone 702.876.3004 Fax 702.876.6987
Billing

   Date:       January 11, 2001
   Client:     Virgen Advertising Corp.
  Address      235 E. Warm Sorings Rd.
City/State/Zip Las Vegas, NV 89119
  Contact:     Merrell Virgen
Phone/Fax:     702.616.0624  Fax 702.616.0644
  Project:     Gaming Development Group Web Site
     Job#:
==============================================================================
                                                                  Estimated
Description                                                       Costs

This project is
based on our          Programming Services
professional          * Html/Flash conversion from artwork
assessment of         * Java and/or Flash roll-over buttons
the services          * CGI scripting...forms
and supplies          * Custom layout provided by Virgen Ad
necessary to          * Custom artwork provided by Virgen Ad
complete your
project.

Additional costs      * DNS server set up
may accumulate        * Domain name registration (if needed)
due to client                                                       $3,900.00
requested services
and revisions
unforeseen when
this document
was created.




                      Hosting
                      Corporate Value Package / billed monthly
                      (Dell "Power Edge" Host Server, Cisco
                      Routers, Microsoft NT Operating System)          $29.95
                      (Includes 20 custom email boxes, ftp access, Flash ready, MySQL, Cold Fusion Server 4.0,
                      RedHat Linux, Real Audio)





Please return                                             Subtotal $ 3,929.95
signed copy to                                                 Tax
ugoMedia Interactive                                         Total $ 3,929.95
                                                     Total Deposit $ 1,979.95
                                          Amount Due On Completion $ 1,950.00

       Terms:   Due on receipt
Submitted By:   Mike Stapleton
 Accepted By:   /s/ Merrell Virgen  Date: 12/11/2000



  Past due balances shall be subject to finance charges of 19% per month on the unpaid balance.